Exhibit 10.6

THE DEFERRED STOCK UNITS GRANTED PURSUANT TO THIS NOTICE OF GRANT AND THE DEFERRED STOCK UNIT AGREEMENT ATTACHED HERETO AND THE SHARES ISSUABLE THEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY (AS HEREINAFTER DEFINED) AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

AMPHASTAR PHARMACEUTICALS, INC.

Deferred Stock Unit Notice of Grant

Amphastar Pharmaceuticals, Inc. (the “Company”) hereby grants you, [employee name] (“Grantee”), the number of Deferred Stock Units set forth below (the “Deferred Stock Units” or “DSUs”).  The Deferred Stock Units are subject to all of the terms and conditions set forth herein and in the Amended and Restated 2005 Equity Incentive Award Plan attached hereto as Exhibit A (the “Equity Plan”) and in the Deferred Stock Unit Agreement attached hereto as Appendix B (the “Deferred Stock Unit Agreement”), which are incorporated herein by reference.  Unless otherwise defined herein, capitalized terms herein shall have the defined meanings ascribed to them in the Equity Plan and Deferred Stock Unit Agreement.

Each Deferred Stock Unit represents the right to receive one share of Common Stock on the Distribution Date.  The principal features of this award are as follows:

Date of Grant:

Number of DSUs:

Distribution Date:

Your signature below indicates your agreement and understanding that this award is subject to all of the terms and conditions contained in the Equity Plan and Deferred Stock Unit Agreement.  PLEASE BE SURE TO READ ALL OF THE EQUITY PLAN AND DEFERRED STOCK UNIT AGREEMENT, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THE DEFERRED STOCK UNITS.  By your signature below, you hereby agree to accept as final, binding and conclusive all decisions or interpretations of the Board of Directors of the Company on any questions arising under this Notice of Grant, the Equity Plan and the Deferred Stock Unit Agreement.

AMPHASTAR PHARMACEUTICALS, INC.	GRANTEE

By:	[employee name]
Its:
Date:	Date:

APPENDIX A

AMENDED AND RESTATED

2005 EQUITY INCENTIVE AWARD PLAN

1

THE DEFERRED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT AND THE NOTICE OF GRANT TO WHICH IT IS ATTACHED AND THE SHARES ISSUABLE THEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

APPENDIX B

DEFERRED STOCK UNIT AGREEMENT

1.                                      Grant.  Pursuant to the Deferred Stock Unit Notice of Grant (the “Grant Notice”) to which this Deferred Stock Unit Agreement is attached (this “Agreement”), Amphastar Pharmaceuticals, Inc. (the “Company”) has granted to the individual set forth in the Grant Notice (the “Grantee”) an award of that number of Deferred Stock Units set forth in the Grant Notice (the “Deferred Stock Units” or “DSUs”), subject to all of the terms and conditions in this Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in paragraph 18 of this Agreement.

2.                                      Payment.

(a)                                 The shares of Common Stock subject to the DSUs will be paid to the Grantee (or in the event of the Grantee’s death, to his or her estate) in whole shares of Common Stock on the Distribution Date (the “Distribution Date”) set forth in the Grant Notice.

(b)                                 Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment by Grantee of any sums required by applicable law to be withheld with respect to the grant of DSUs or the issuance of shares of Common Stock.  Such payment shall be made in a form of consideration acceptable to the Company which may, in the sole discretion of the Board, include (i) cash, (ii) a deduction from other compensation payable to Grantee, (iii) the withholding of shares of Common Stock having a Fair Market Value equal to the statutory minimum withholding obligation or (iv) the tendering by Grantee of shares of Common Stock held by the Grantee for at least six months on the date of surrender and having a Fair Market Value equal to the withholding obligations.  The Company shall not be obligated to deliver any new certificate representing shares of Common Stock to Grantee or Grantee’s legal representative unless and until Grantee or Grantee’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Grantee resulting from the grant of the DSUs or the issuance of shares of Common Stock.

3.                                      Rights as Stockholder.  Neither the Grantee nor any person claiming under or through the Grantee will have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock deliverable hereunder unless and until certificates representing such shares of Common Stock will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Grantee.

4.                                      No Effect on Service.  The Grantee’s service with the Company and its Subsidiaries is on an at-will basis only.  Accordingly, the terms of the Grantee’s service with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Grantee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the service of the Grantee at any time for any reason whatsoever, with or without good cause.

5.                                      Address for Notices.  Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 11570 6th Street, Rancho Cucamonga, California 91730, Attn: Chief Financial Officer, or at such other address as the Company may hereafter designate in writing.

6.                                      Grant is Not Transferable.  This grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

7.                                      Binding Agreement.  Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

8.                                      Additional Conditions to Issuance of Stock.  If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares of Common Stock to the Grantee (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

9.                                      Administrative Authority.  The Board will have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent herewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Board in good faith will be final and binding upon Grantee, the Company and all other interested persons.  No member of the Board will be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement.

10.                               Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

11.                               Agreement Severable.  In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

12.                               Transfer Restrictions.

(a)                                 Market Standoff Agreement.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any shares of Common Stock or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such shares of Common Stock.  Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.

(b)                                 Securities Laws Compliance.  Grantee agrees and acknowledges that he will not transfer in any manner the Common Stock issued pursuant to this Agreement unless (i) the transfer is pursuant to an effective registration statement under the Securities Act, or the rules and regulations in effect thereunder or (ii) counsel for the Company shall have reasonably concluded that no such registration is required because of the availability of an exemption from registration under the Securities Act.

(c)                                  Legend.  Any certificate representing the Common Stock issued pursuant to this Agreement shall bear the following legend, in addition to any other legend required by law or otherwise:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.”

13.                               Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a)                                 In the event that the Company determines that other than an Equity Restructuring any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reclassification, reorganization, merger, consolidation, spin off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Company’s sole discretion, affects the Common Stock such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under this Agreement or with respect to DSUs, then the Company shall, in such manner as it may deem equitable, adjust the number and kind of shares of Common Stock (or other securities or property) subject to this Agreement.

(b)                                 In the event of any transaction or event described in paragraph 13(a), the Company, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Grantee’s request, is hereby authorized to take any one or more of the following actions whenever the Company determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under this Agreement or to facilitate such transaction or event:

(i)                                     To provide for either the purchase of the DSUs for an amount of cash equal to the amount that could have been obtained upon the payment of the DSUs or the replacement of the DSUs with other rights or property selected by the Company in its sole discretion;

(ii)                                  To provide that DSUs be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; or

(iii)                               To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding DSUs, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding DSUs.

(c)                                  In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in paragraphs 13(a) and 13(b), the number and type of securities subject to the outstanding DSUs will be proportionately adjusted.  The adjustments provided under this paragraph 13(c) shall be nondiscretionary and shall be final and binding on the Grantee and the Company.

(d)                                 If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume the DSUs or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this paragraph 13(d)) for those outstanding under this Agreement.  In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume the DSUs or does not substitute similar stock awards for the DSUs, then the shares of Common Stock subject thereto shall be distributed to the Grantee no later than immediately prior to the consummation of such Acquisition.

(e)                                  The existence of this Agreement shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.                               Amendment.  The provisions of this Agreement may be amended or waived only by written agreement between the Company and the Grantee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement will affect the validity, binding effect or enforceability of this Agreement.  Notwithstanding the foregoing, the Company may amend, terminate or revoke this Agreement in any respect to the extent determined necessary or desirable by the Company in its discretion to comply with the requirements of Section 409A of the Code and the Department of Treasury regulations and other guidance promulgated thereunder.  Grantee expressly understands and agrees that no additional consent of Grantee shall be required in connection with such amendment, termination or revocation.

15.                               Successors and Assigns.  Subject to the provisions of paragraph 13 above, the Company may assign any of its rights under this Agreement to single or multiple assignees, and the DSUs shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Grantee and Grantee’s heirs, executors, administrators, successors and assigns.

16.                               Tax Consequences.  The Grantee has reviewed with the Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

17.                               Investment Representations.  In connection with the grant of DSUs and the issuance of shares of Common Stock under this Agreement, the Grantee represents to the Company the following:

(a)                                 The Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the DSUs and any shares of Common Stock issuable thereunder.  The Grantee is acquiring the DSUs and any shares of Common Stock issuable thereunder for investment for the Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)                                 The Grantee understands that the DSUs and any shares of Common Stock issuable thereunder have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Grantee’s investment intent as expressed herein.  In this connection, the Grantee understands that, in the view of the Securities and Exchange Commission (the “Commission”), the statutory basis for such exemption may not be present if the Grantee’s representations meant that the Grantee’s present intention was to hold the DSUs and any shares of Common Stock issuable thereunder for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

(c)                                  The Grantee further acknowledges and understands that the DSUs and any shares of Common Stock issuable thereunder must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Grantee further acknowledges and understands that the Company is under no obligation to register the DSUs or any shares of Common Stock issuable thereunder.  The Grantee understands that the certificate evidencing any shares of Common Stock issuable pursuant to the DSUs will be imprinted with a legend which prohibits the transfer of the shares of Common Stock unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

18.                               Definitions.  In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

(a)                                 “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, or (ii) a sale of all or substantially all of the assets of the Company.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto.  Reference to any particular Code section shall include any successor section.

(d)                                 “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects shares of Common tock (or other securities of the Company) or the share price of Common Stock (or of other securities) and causes a change in the per share value of the Common Stock underlying the DSUs.

(e)                                  “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination (or the most recent day on which sales were reported if none were reported on such date), as reported in The Wall Street Journal or such other source as the Company deems reliable;

(ii)                                  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the day of determination (or the most recent day on which bid and asked prices were reported if none were reported on such date); or

(iii)                               In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Company.

(f)                                   “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

19.                               General Provisions.

(a)                                 This Agreement shall be governed by the laws of the State of California.  This Agreement represents the entire agreement between the parties with respect to the DSUs and any shares of Common Stock issuable thereunder and may only be modified or amended in writing signed by both parties.

(b)                                 Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

(c)                                  Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement.  The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

(d)                                 The Grantee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(e)                                  Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.